Trade and other receivables and other assets	3 Months Ended
Mar. 31, 2020
Trade and other receivables and other assets
Trade and other receivables and other assets

7 Trade and other receivables and other assets

in EUR k	Dec 31, 2019	Mar 31, 2020
Non‑current
Other assets - Rental deposits	1,948	1,948
Other assets – Others	—	150
	1,948	2,098
Current
Trade receivables	12,709	11,089
Contract assets	3,884	3,557
Receivables due from shareholders	2,766	2,766
Other assets	5,846	6,124
	25,205	23,536
Total non-current and current trade and other receivables and other assets	27,153	25,634

Trade receivables and contract assets

Trade receivables are non-interest bearing and are generally due in 30 to 90 days.  In general, portfolio-based expected credit loss allowances are recognized on trade receivables and contract assets.

Considering the potential impact of COVID-19 to the economy, the Group has re-assessed the credit loss rates in relation to the outstanding trade receivables and contract assets as follows:

in EUR k	Dec 31, 2019	Mar 31, 2020
Not past due	11,102	9,725
Past due 1-30 days	1,113	1,084
Past due 31-90 days	1,708	2,031
Past due more than 90 days	5,005	5,315
Total Gross amount of trade receivables and contract assets	18,928	18,155

Expected credit loss rate
Not past due	0.3%	0.3%
Past due 1-30 days	1.0%	1.3%
Past due 31-90 days	1.2%	1.6%
Past due more than 90 days	45.4%	64.7%
Expected credit loss rate on total gross trade receivables and contract assets	12.3%	19.3%

Expected credit loss	2,335	3,509

Receivables due from shareholders

In 2016, the Group established a virtual share option program ("2016 VSOP") under Centogene AG that entitles the management board to grant virtual share options to individuals, in regard to services they provide and their continuous commitment to the Group.  Upon the completion of IPO in November 2019,  all options granted under the option program were vested immediately in full, and the holders of vested options are entitled to receive a direct cash payment from the Company according to the calculation as stipulated in the program, which is determined based on the IPO price of the shares of Centogene N.V. and the exercise prices of the vested options.

The payable by the Group to the holders of vested options was recorded as a liability with a carrying amount of EUR 2,766k (December 31, 2019: EUR 2,766k) (see note 10.2).

As the payment to the option holders will be reimbursed by the original shareholders to the Company, a respective receivable against shareholders was recorded.  Such receivables were considered as additional capital from shareholders and recorded against equity (capital reserve).

Other assets

The non-current portion of other assets include cash deposit of EUR 1,500k (used to secure a bank guarantee of EUR 3,000k) relating to the leases of Rostock headquarters building, rental deposits of EUR 257k relating to the leases of Berlin offices and EUR 191k for the leases of certain plant and machineries.   It also includes the consideration receivable for the sale of LPC of EUR 213k, among which EUR 150k is due after 1 year (see note 6.2).

The current portion of other assets also include VAT receivables of EUR 1,744k (December 31, 2019: EUR 1,311k), prepaid expenses of EUR 2,834k (December 31, 2019: EUR 3,481k) as well as receivables from grants of EUR 743k (December 31, 2019: EUR 409k).